--------------------------------------------------------------------------------

             CONFERENCE CALL TODAY, WEDNESDAY JULY 23 AT 4:30 PM ET
                Dial in: 800-362-0571 with conference ID: Plexus
                   Webcast: www.videonewswire.com/PLXS/072303

--------------------------------------------------------------------------------

                                                                   [PLEXUS LOGO]
FOR IMMEDIATE RELEASE

                   PLEXUS ANNOUNCES Q3 REVENUE OF $196 MILLION

              INITIATES Q4 REVENUE GUIDANCE OF $200 - $210 MILLION

NEENAH, WI, July 23, 2003 -- Plexus Corp. (Nasdaq: PLXS), today announced results for its fiscal third quarter ended June 30, 2003. The Company provides non-GAAP supplemental detail of its results, such as EPS excluding goodwill amortization, merger related costs, and restructuring costs, as it utilizes supplemental non-GAAP operating results as a performance measure. The non-GAAP supplemental operating results are provided to investors to allow for meaningful period-to-period comparisons. Please refer to the attached financial tables for a reconciliation of the GAAP results to the non-GAAP supplemental data.

Dean Foate, President and Chief Executive Officer of Plexus, said, "Modest sequential revenue growth resulted in sales of $196 million for Q3. This was complemented by the effective implementation of previously announced cost reduction actions resulting in an EPS loss of ($0.35) for the quarter, or ($0.06) excluding restructuring costs. This compares to an EPS loss of ($0.12), excluding restructuring costs, in our fiscal second quarter."

Mr. Foate continued, "Given our current outlook for end-market demand, we are initiating revenue guidance for the fourth quarter of $200 to $210 million. Assuming this level of revenue, we expect EPS ranging from a loss of $(0.04) to breakeven for fiscal Q4, excluding restructuring costs."

Gordon Bitter, Chief Financial Officer, added, "During the third quarter the Company incurred $20 million of restructuring costs for the previously announced actions to close the Kentucky facility, downsize the PCB-design group, and for the impairment of fixed assets at a number of sites pursuant to SFAS No. 144. Approximately $4 million of the total restructuring represents cash charges, primarily for severance and lease exit costs."

Mr. Bitter concluded, "Our balance sheet remains strong, as Plexus ended the third quarter with $101 million of cash and short term investments. Cash was used during the quarter as we built inventories to ramp various customer programs, and to fund severance and other restructuring costs."

FISCAL Q3 HIGHLIGHTS
o    Sales by industry were:

     INDUSTRY                     Q3 - FISCAL 2003      Q2 - FISCAL 2003
 ---------------------------------------------------------------------------
 Networking/Datacom                      37 %                  33 %
 ---------------------------------------------------------------------------
 Medical                                 32 %                  33 %
 ---------------------------------------------------------------------------
 Industrial/Commercial                   15 %                  16 %
 ---------------------------------------------------------------------------
 Computing                               12 %                  11 %
 ---------------------------------------------------------------------------
 Transportation/Other                    4 %                   7 %
 ---------------------------------------------------------------------------

                                     (more)

O Top 10 customers comprised 55% of sales during the quarter, compared to 54% in the previous quarter.
o Siemens Medical and Juniper Networks were the only customers representing more than 10% of sales for the quarter.
o    Cash flow used in operations was approximately $9 million for the quarter.
o Days sales outstanding in accounts receivable remained constant at 45 days compared to the second quarter of fiscal 2003.
o Inventory increased sequentially by approximately $15.8 million to $120.7 million, while annualized turns decreased to 6.5 turns this quarter from
     6.9 turns in the second fiscal quarter of 2003.

CONFERENCE CALL/WEBCAST AND REPLAY INFORMATION

WHEN:         Wednesday, July 23, 2003 at 4:30 p.m. Eastern
DIAL IN:      800-362-0571 with conference ID: PLEXUS
WEBCAST:      http://www.videonewswire.com/PLXS/072303 (requires Windows Media Player)
REPLAY:       877-693-4281 or 402-220-1602 or http://www.videonewswire.com/PLXS/072303
              The call will be archived until midnight on July 30, 2003.
NOTE:         If you experience problems with the webcast, please email webcastsupport@tfprn.com.

ABOUT PLEXUS CORP. - THE PRODUCT REALIZATION COMPANY
Plexus (www.plexus.com) provides end-to-end product design, test, manufacturing, fulfillment and aftermarket solutions to branded product vendors in the medical, networking/datacommunications, industrial, commercial, defense and computer electronics industries.

The Company's unique materials and manufacturing solutions, strategically enhanced by value-added product design and engineering services, are developed to optimize lowest total cost, scalability and responsiveness for programs requiring flexibility, technology and quality. With over $800 million in trailing twelve month revenues, Plexus provides award-winning customer service to more than 150 branded product vendors in North America, Europe and Asia.

SAFE HARBOR AND FAIR DISCLOSURE STATEMENT
The statements contained in this release which are not historical facts (such as statements in the future tense and statements including "believe," "expect," "intend," "anticipate" and similar terms and concepts) are forward-looking statements that involve risks and uncertainties, including, but not limited to: the economic performance of the electronics and technology industries; the risk of customer delays, changes or cancellations in both on-going and new programs; the Company's ability to integrate acquired operations; the Company's ability to secure new customers and maintain its and acquired operations' current customer base; the results of cost reduction and restructuring efforts and our ability to execute on, and achieve anticipated cost savings from, these efforts; possible delays in anticipated and previously announced measures; material cost fluctuations and the adequate availability of components and related parts for production; the effect of changes in average selling prices; the effect of start-up costs of new programs and facilities; the effect of general economic conditions and world events (such as terrorism and the situation with Iraq); the impact of increased competition; and other risks detailed in the Company's Securities and Exchange Commission filings.

FOR FURTHER INFORMATION, PLEASE CONTACT:
Kristian Talvitie, Director of Strategic Marketing and Communications 920-969-6160 or email at kristian.talvitie@plexus.com

                            (financial tables follow)

                                  PLEXUS CORP.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)


                                                                 Three Months Ended                   Nine Months Ended
                                                                       June 30,                            June 30,
                                                              ---------------------------------------------------------------
                                                                 2003              2002              2003              2002
                                                              ---------         ---------         ---------         ---------
                                                                                        (unaudited)
Net sales                                                     $ 195,609         $ 234,749         $ 591,761         $ 666,128
Cost of sales                                                   183,780           211,672           554,769           607,110
                                                              ---------         ---------         ---------         ---------

  Gross profit                                                   11,829            23,077            36,992            59,018

Operating expenses:
   Selling and administrative expenses                           16,250            17,260            49,819            47,574
   Amortization of goodwill                                          --             1,342                --             3,927
   Restructuring costs                                           19,649             2,700            51,489            10,187
   Acquisition and merger costs                                      --                --                --               251
                                                              ---------         ---------         ---------         ---------
                                                                 35,899            21,302           101,308            61,939
                                                              ---------         ---------         ---------         ---------

   Operating income (loss)                                      (24,070)            1,775           (64,316)           (2,921)

Other income (expense):
  Interest expense                                                 (658)             (752)           (2,144)           (3,069)
  Miscellaneous                                                     638                71             1,833             1,112
                                                              ---------         ---------         ---------         ---------

   Income (loss) before income taxes and cumulative
      effect of change in accounting for goodwill               (24,090)            1,094           (64,627)           (4,878)

Income tax expense (benefit)                                     (9,343)              438           (24,003)           (1,356)
                                                              ---------         ---------         ---------         ---------

   Income (loss) before cumulative effect of change in
      accounting for goodwill                                   (14,747)              656           (40,624)           (3,522)
   Cumulative effect of change in accounting for
       goodwill, net of income tax benefit of $4,755                 --                --           (23,482)               --
                                                              ---------         ---------         ---------         ---------

Net income (loss)                                             $ (14,747)        $     656         $ (64,106)        $  (3,522)
                                                              =========         =========         =========         =========

Earnings per share:
   Basic
   Income (loss) before cumulative effect of change in
      accounting for goodwill                                 $   (0.35)        $    0.02         $   (0.96)        $   (0.08)
   Cumulative effect of change in accounting
      for goodwill                                                   --                --             (0.56)               --
                                                              ---------         ---------         ---------         ---------
   Net income (loss)                                          $   (0.35)        $    0.02         $   (1.52)        $   (0.08)
                                                              =========         =========         =========         =========

   Diluted
   Income (loss) before cumulative effect of change in
      accounting for goodwill                                 $   (0.35)        $    0.02         $   (0.96)        $   (0.08)
   Cumulative effect of change in accounting
      for goodwill                                                   --                --             (0.56)               --
                                                              ---------         ---------         ---------         ---------
   Net income (loss)                                          $   (0.35)        $    0.02         $   (1.52)        $   (0.08)
                                                              =========         =========         =========         =========

Weighted average shares outstanding:
   Basic                                                         42,285            41,919            42,204            41,856
                                                              =========         =========         =========         =========
   Diluted                                                       42,285            43,134            42,204            41,856
                                                              =========         =========         =========         =========


                                     (more)

                       NON-GAAP SUPPLEMENTAL INFORMATION
                      (in thousands, except per share data)

                                                           Three Months Ended                Nine Months Ended
                                                                 June 30,                         June 30,
                                                        -------------------------        -------------------------
                                                          2003             2002            2003             2002
                                                        --------         --------        --------         --------
                                                                               (unaudited)
Net income (loss) - GAAP                                $(14,747)        $    656        $(64,106)        $ (3,522)

Add cumulative effect of change in accounting
   for goodwill, net of income tax benefit of
   $4,755                                                     --               --         (23,482)              --
                                                        --------         --------        --------         --------

Income (loss) before cumulative effect of change
   in accounting for goodwill - GAAP                     (14,747)             656         (40,624)          (3,522)

Add income tax expense (benefit)                          (9,343)             438         (24,003)          (1,356)
                                                        --------         --------        --------         --------

Income (loss) before income taxes and cumulative
   effect of change in accounting for goodwill -
   GAAP                                                  (24,090)           1,094         (64,627)          (4,878)

   Add:  Restructuring costs*                             19,649            2,700          51,489           10,187
         Acquisition and merger costs                         --               --              --              251
         Amortization of goodwill                             --            1,342              --            3,927
                                                        --------         --------        --------         --------

Income (loss) before income taxes and excluding
   restructuring costs, acquisition and merger
   costs and amortization of goodwill - Non-GAAP          (4,441)           5,136         (13,138)           9,487

Income tax expense (benefit) - Non-GAAP                   (1,865)           2,054          (5,518)           3,751
                                                        --------         --------        --------         --------

Net income (loss) - Non-GAAP                            $ (2,576)        $  3,082        $ (7,620)        $  5,736
                                                        ========         ========        ========         ========

Earnings per share - Non-GAAP:
   Basic                                                $  (0.06)        $   0.07        $  (0.18)        $   0.14
                                                        ========         ========        ========         ========
   Diluted                                              $  (0.06)        $   0.07        $  (0.18)        $   0.13
                                                        ========         ========        ========         ========

Weighted average shares outstanding:
   Basic                                                  42,285           41,919          42,204           41,856
                                                        ========         ========        ========         ========
   Diluted                                                42,285           43,134          42,204           43,220
                                                        ========         ========        ========         ========

                                            SUMMARY OF RESTRUCTURING COSTS*

Restructuring costs:
   Fixed asset impairment                               $ 15,884         $    750        $ 27,211         $  2,546
   Severance costs                                         2,757            1,950           8,009            3,819
   Lease exit costs and other                              1,008               --          10,674            3,822
   Write-off of goodwill                                      --               --           5,595               --
                                                        --------         --------        --------         --------
Total restructuring costs                               $ 19,649         $  2,700        $ 51,489         $ 10,187
                                                        ========         ========        ========         ========


                                     (more)

                                  PLEXUS CORP.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      (in thousands, except per share data)

                                                                             June 30,     September 30,
                                                                               2003            2002
                                                                             --------     -------------
                                                                                  (unaudited)
ASSETS
Current assets:
   Cash and cash equivalents                                                 $ 75,602        $ 63,347
   Short-term investments                                                      25,419          53,025
   Accounts receivable                                                         81,107          95,903
   Inventories                                                                120,722          94,032
   Deferred income taxes                                                       26,008          21,283
   Prepaid expenses and other                                                  14,307          14,221
                                                                             --------        --------

   Total current assets                                                       343,165         341,811

Property, plant and equipment, net                                            140,647         170,834
Goodwill, net                                                                  32,124          64,957
Deferred income taxes                                                          16,411             355
Other                                                                           4,930           5,988
                                                                             --------        --------

   Total assets                                                              $537,277        $583,945
                                                                             ========        ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
      Current portion of long-term debt and capital lease obligations        $  1,038        $  1,652
      Accounts payable                                                         75,086          67,310
      Customer deposits                                                        17,217          13,904
      Accrued liabilities:
        Salaries and wages                                                     16,452          17,505
        Other                                                                  21,461          21,586
                                                                             --------        --------

    Total current liabilities                                                 131,254         121,957

Long-term debt and capital lease obligations                                   23,639          25,356
Other liabilities                                                              10,381           5,943

Shareholders' equity:
    Common stock, $.01 par value, 200,000 shares authorized,
      42,325 and 42,030 shares issued and outstanding, respectively               423             420
    Additional paid-in-capital                                                258,610         256,584
    Retained earnings                                                         106,712         170,818
    Accumulated other comprehensive income                                      6,258           2,867
                                                                             --------        --------

    Total shareholders' equity                                                372,003         430,689
                                                                             --------        --------

    Total liabilities and shareholders' equity                               $537,277        $583,945
                                                                             ========        ========


                                    ########